                                                                   Exhibit 10.48

                                                                     Clifton, NJ

                         ASSIGNMENT OF REAL ESTATE LEASE

               In consideration of ten dollars and other good and valuable consideration, to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Allwood Clifton Cinema, Inc., a New Jersey corporation ("Assignor"), hereby sells, transfers, conveys, assigns and delivers to CCC Allwood Cinema Corp., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest as lessee under, to and in that certain lease dated November 5, 1986 by and between 96 Market Associates, a partnership, as lessor and Assignor, as amended by 96 Market Associates and Assignor pursuant to a Lease Modification Agreement dated October 10, 1989 (collectively, the "Lease") relating to the real property located at 96 Market Street, Clifton, Passaic County, New Jersey and known as the Clifton Theater. Assignee hereby assumes all of such right, title and interest and agrees to pay, perform and otherwise satisfy the obligations of Assignor under the Lease to be performed on or after the date of this Assignment other than any such obligations or any other liability arising out of any failure by Assignor to pay, perform and satisfy all its obligations arising thereunder prior to the date hereof.

               This Assignment is being delivered pursuant to the Asset Purchase Agreement dated as of May 29, 1996 by and among Clearview Cinema Group, Inc., a Delaware corporation, CCC Washington Cinema Corp., a Delaware corporation, CCC Allwood Cinema Corp., a Delaware corporation, and CCC New City Cinema Corp., a Delaware corporation (collectively, the "Purchasers") and Township of Washington Theater, Inc., a New Jersey corporation, Allwood Clifton Cinema, Inc., a New Jersey corporation and New City Cinemas, Inc., a New York corporation (collectively, the "Sellers") including the provisions of Articles III, IV and VII thereof regarding representations and warranties and indemnification, respectively.

               Witness the due execution hereof this the ____ day of May, 1996.

ATTEST:                               ALLWOOD CLIFTON CINEMA, INC.

By: __________________________        By: __________________________

Title: _______________________        Title: _______________________

ATTEST:                               CCC ALLWOOD CINEMA CORP.

By: __________________________        By: __________________________

Title: _______________________        Title: ________________________

STATE OF NEW JERSEY


                                                     SS.:
COUNTY OF _______________________

        I CERTIFY that on May ____, 1996, _________________________ personally came before me, and this person acknowledged under oath, to my satisfaction, that:

         a) this person is the ______________ secretary of Allwood Clifton Cinema, Inc., the corporation named in this document;

         b) this person is the attesting witness to the signing of this document by the proper corporate officer who is _______________________________, the ____________ President of the
             corporation;

         c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors; and

         d) this person signed this proof to attest to the truth of these facts.

                              ------------------------------------------------
                              (Print name of attesting witness below signature)

Signed and sworn to before me on May _______, 1996.

--------------------------------

STATE OF ________________________
                                                     SS.:
COUNTY OF _______________________

        I CERTIFY that on May ____, 1996, ________________________ personally came before me, and this person acknowledged under oath, to my satisfaction, that:

         a) this person is the ______________ secretary of CCC Allwood Cinema Corp. the corporation named in this document;

         b) this person is the attesting witness to the signing of this document by the proper corporate officer who is _______________________________, the ____________ President of the
             corporation;

         c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors; and

         d) this person signed this proof to attest to the truth of these facts.

                              ------------------------------------------------
                              (Print name of attesting witness below signature)



Signed and sworn to before me on May _______, 1996.

---------------------------------

This lease, dated the 5th day of November 1986 Between 96 MARKET ASSOCIATES, a partnership, c/o Jersey Management Co., Inc.

        ALLWOOD CLIFTON CINEMA, INC., 322 Center Grove Road, Randolph, New Jersey 07869, hereinafter referred to as the Tenant,

WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the City of Clifton, County of Passaic and State of New Jersey.

Theatre located on the first floor in the building known as Allwood Theatre, 96 Market Street, Clifton, New Jersey 07012.

        The term of this demise shall be for twenty (20) years beginning January 15, 1987 and ending January 14, 2007.

        The rent for the demised term shall be ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS--------------------------($1,300,000.00),*which shall accrue at the yearly rate of SIXTY-FIVE THOUSAND AND NO/100*($65,000.00) DOLLARS.*

The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in instalments as follows: FIVE THOUSAND FOUR HUNDRED SIXTEEN DOLLARS AND SIXTY-SEVEN CENTS* ($5,416.67)*. All rents are due and payable on the first day of each and every month, at the office of the Landlord, or as may be otherwise directed by the Landlord in writing.

               THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

          First.--The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

          Second.--The Tenant covenants and agrees to use the demised premises as a Movie Theatre only, provided no x-rated films may be shown or exhibited without the consent of the Landlord, and under no circumstances shall what are classified as triple x hardcore pornography to be shown at any time or exhibited at any time at said theatre. It is understood that the Tenant can show x-rated films which are not of ** and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon. **the hardcore pornography type which are shown by other neighborhood or similar theatres and distributed by major movie studios.

        Third.--The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any instalment thereof, at the times and in the manner above provided, and if the same shall remain in default for 20 days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alternations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

          Fourth--The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon.

          Fifth--The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any structural alterations, additions, or improvements to said premises without the prior written consent of the Landlord improvements, the same as long as the same do not diminish the value of the premises. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this


Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

          Sixth.--In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

          Seventh--The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

          Eighth.--The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

          Ninth.--Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Tenant; gas by the Tenant; electricity by the Tenant; heat by the Tenant; refrigeration by the Tenant; hot water by the Tenant. Tenant shall be responsible for all interior repairs and the maintenance and repair of the air-conditioning and heating system, the repair and maintenance of the roof, and the maintenance of all exterior doors and glass areas.

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

          Tenth.--The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised terms, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.



          Eleventh.--In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenatable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenatable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises. SEE RIDER ATTACHED HERETO.

          Twelfth--The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

          Thirteenth.--No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

          Fourteenth.--This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

          Fifteenth.--XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.



          Sixteenth.--The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

          Seventeenth.--In case violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

          Eighteenth.--All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door of said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

          Nineteenth.--It is further agreed that if any time during the term of this lease the Tenant shall make _____ assignment for the benefit of creditors, or be decreed insolvent or bankrupt, according to law, or if a receiver shall _______ appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation ________ the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment _________ rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant here_____ contained on the part of the Tenant, or the Tenant's legal representatives.

          Twentieth.--In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

          Twenty-first.--If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

          Twenty-second.--The Tenant has this day deposited with the Landlord the sum of $ NONE as security for the full and faithful PERFORMANCE BY THE Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. SEE PARAGRAPH #38 for addition to this Paragraph.

          Twenty-third.--Any dispute arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

          Twenty-fourth.--No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

          Twenty-fifth.--The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

          Twenty-sixth.--All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.



          Twenty-seventh.--This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be effected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

          Twenty-eighth.--This instrument may not be changed orally.

SEE RIDER ATTACHED HERETO

          IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:                                    96 MARKET ASSOCIATES          (SEAL)
                                            ------------------------------------
                                                          Landlord

                                            By  /s/ Walter F. Calligaro
---------------------------                     --------------------------------
                                                WALTER F. CALLIGARO, Partner

                                            ALLWOOD CLIFTON CINEMA, INC.  (SEAL)
---------------------------                 ------------------------------------
                                                            Tenant

Dated:  November 5, 1986                    By __________________________ (SEAL)

                     RIDER ATTACHED TO LEASE BY AND BETWEEN
                      96 MARKET ASSOCIATES, a partnership,
                    as Landlord; and ALLWOOD CLIFTON CINEMA,
                      INC., as Tenant, dated Nov. 5, 1986.

        TWENTY-NINTH: In addition to the within monthly rental, the Tenant shall pay as additional rent seventy-six (76%) per cent of any increase in real estate taxes levied against the land and building of which the demised premises are a part over and above the real estate taxes so levied for the base year 1986, which is Eighteen Thousand One Hundred Forty-Four and 62/100 ($18,144.62) Dollars. Annually, during the term hereof or any renewals hereof the Landlord shall calculate such increase in real estate taxes and advise the Tenant, in writing, of the amount of such increase over and above the base year. The Tenant shall pay its seventy-six (76%) per cent share of any such increases by remitting the same to the Landlord on the first day of the month following receipt of such notice. If this Lease is in effect for only part of a particular calendar year, the additional rent herein provided shall be prorated for that year based on the number of months during which the Lease is in effect. This paragraph shall not be effective during the first year of the Lease (calendar year 1987).

        THIRTIETH: In further addition to the within monthly rental, the Tenant shall pay as additional rental seventy-six (76%) per cent of the cost of providing services and all other operating costs incurred by the Landlord in the operation of the land and building of which the leased premises are a part, including but not limited to snow removal, general repairs of the common areas, common systems, and parking lot, and parking lot maintenance. Monthly, during the term hereof or any renewals hereof, the Landlord shall calculate such costs of providing said utilities and services and advise the Tenant, in writing, of the amount. The Tenant shall pay its seventy-six (76%) per cent share by remitting the same to the Landlord on the first day of the month following receipt of such notice. This paragraph shall not be effective during the first year of the Lease to wit: the calendar year 1987. The Landlord shall be responsible for snow removal and maintenance of said parking lots referred to in this paragraph, except for the parking lot covered by the library lease which is referred to and was entered into on October 1, 1984, which shall be the sole responsibility of the Tenant. The Tenant, however, in addition, shall be obligated to remove all snow and ice from the sidwalk abutting the leased premises and shall be required to keep said sidewalk area clean at all times.

        THIRTY-FIRST: In further addition to the within monthly rental, the Tenant shall pay as additional rent seventy-six (76%) per cent of any increase in insurance premiums incurred by the Landlord in insuring the land and building of which the demised premises are a part for liability and for damage by fire, explosion, elements or otherwise over and above the base year 1986. Annually, during the term hereof, the Landlord shall calculate such increase in insurance costs and advise the Tenant, in writing, of the amount of such increase over and above the base year. The Tenant shall pay its seventy-six (76%) per cent share of any such increase by remitting the same to the Landlord on the first day of the month following receipt of such notice. If this Lease is in effect for only part of a particular calendar year, the additional rent herein provided shall be prorated for that year based on the number of months during which the Lease is in effect. This paragraph shall not be effective during the first year of the Lease (calendar year 1987). In addition to the above, the Tenant shall be liable to obtain and maintain liability insurance covering its operations, naming the Landlord as an additional insured in an insurance company duly authorized and licensed to do business in the State of New Jersey in an amount of One Million and No/100 ($1,000,000.00) Dollars for each accident or occurrence of bodily injury or death and for Fifty Thousand and No/100 ($50,000.00) Dollars for property damage. Said policy is to include a waiver of subrogation. Additionally, the Tenant agrees to keep the personal property, including betterments and improvements on the premises insured from loss against fire, theft or other cause, extended coverage insurance during the term of this Lease at its sole costs and expense and to name the Landlord as owner and insured in such policies of insurance, which insurance coverage shall be in the amount of not less than Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars. All certificates and policies of insurance shall be delivered to the Landlord prior to January 15, 1987.

        THIRTY-SECOND: It is expressly understood and agreed that if because of the Tenant's occupancy, it shall be impossible to obtain fire insurance on the buildings of which the demised premises are a part in an amount and in a form acceptable to the Landlord, and at a rate equal to the rate now being paid by the Landlord and from a fire insurance company licensed to do business in the State of New Jersey by the Commissioner of Insurance, the Landlord may, if it so elects, at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant thirty (30) days notice of its intension so to do, and upon giving of such notice, this Lease shall terminate and come to an end.

        THIRTY-THIRD: The Tenant will install, at its own cost and expense, such fire extinguishers in the demised premises as may be required by the Fire Prevention Bureau of the City of Clifton.

        THIRTY-FOURTH: In the event any improvements installed by the Tenant causes an increase in the assessment for real estate tax purposes of the land and building of which the demised premises are a part, all taxes resulting from such increase in assessment shall be paid by the Tenant as additional rent in the manner set forth in Paragraph Twenty-Ninth hereof.

        THIRTY-FIFTH: If rent is not postmarked by the Tenant or paid by the Tenant to the Landlord before the fifth of the month, then if the same is postmarked by the Tenant or paid by the Tenant to the Landlord on the fifth of the month and by the tenth of the month, then there shall be late charge of five (5%) per cent of said monthly payment to be added as additional rental to said monthly payment of rent not so paid, and if the rent is postmarked on the eleventh of the month and by the twentieth of the month or paid by the Tenant to the Landlord on the eleventh of the month through the twentieth of the month, a late charge of twenty (20%) per cent of said monthly rental is to be added as additional rental to each monthly rental installment of rent not so paid.

        THIRTY-SIXTH: The rent schedule is set forth in this paragraph. In addition to the base annual rent as described below, the Tenant agrees to pay additional rents as explained in Paragraphs Number 29, 30, and 31:

        (a) Rents for the five (5) year period from January 15, 1987 to January 14, 1992: The Sixty-Five Thousand and No/100 ($65,000.00) Dollars base annual rental will remain constant for the first five (5) years of the Lease.

        (b) Rent for the five (5) year period from January 15, 1992 to January 14, 1997: Effective January 15, 1992, the base annual rent is to be increased by fifty (50%) per cent of the percentage increase of the Consumer Price Index for Urban Wage Earners & Clerical Workers for the New York/Northeastern New Jersey Area for the month of July, 1991, over and above said index for the month of July, 1986, which is 316.5, or by fifteen (15%) per cent of the prior year's base annual rent, whichever amount is greater, but not to exceed twenty-five (25%) per cent.

        (c) Rent for the five (5) year period from January 15, 1997 to January 14, 2002: Effective January 15, 1997, the base annual rent is to be increased by fifty (50%) per cent of the percentage increase of the Consumer Price Index for Urban Wage Earners & Clerical Workers for the New York/Northeastern New Jersey Area for the month of July, 1996, over and above said index for the month of July, 1986, which is 316.5, or by fifteen (15%) per cent of the prior year's base annual rent, whichever amount is greater, but not to exceed twenty-five


(25%) per cent.

        (d) Rent for the five (5) year period from January 15, 2002 to January 14, 2007: Effective January 15, 2002, the base annual rent is to be increased by fifty (50%) per cent of the percentage increase of the Consumer Price Index for Urban Wage Earners & Clerical Workers for the New York/Northeastern New Jersey Area for the month of July, 2001, over and above said index for the month of July, 1986, which is 316.5, or by fifteen (15%) per cent of the prior year's base annual rent, whichever amount is greater, but not to exceed twenty-five (25%) per cent.

        THIRTY-SEVENTH: It is understood and agreed that in the event the Tenant desire to sub-let or assign the space for theatre use only, that they must first obtain the consent of the Landlord, which consent shall not be unreasonably withheld. If the Tenant chooses to sub-let the premises for theatre use only, any increase in rental received by the Tenant in such sub-letting will be turned over directly to the Landlord. In the event of said sub-leasing, the Landlord and Tenant agree that the new Tenant will deposit with the Landlord a sum equal to two (2) months of the prior year's base rent as Tenant's security deposit, subject to the terms and conditions of Paragraph 22. It is further understood and agreed that if the sub-letting be for the same amount as that reflected in the Lease, the Landlord shall not pursue a claim that part of the other consideration which may have been obtained by the Tenant relates to the value of the sub-letting. Whether the transaction be an assignment or a sub-letting, the party who shall become the Tenant or sub-tenant shall have to prove its or his financial ability to be able to operate the theatre in accordance with the terms and provisions of this Lease by evidencing a value at a minimum of One Hundred Fifty Thousand and No/100 ($150,000.00) Dollars which shall either be contained as assets in the business of said Tenant or sub-tenant, or include monies that were paid to the present Tenant in consideration of the assignment or sale to the said new Tenant or sub-tenant or a combination thereof, as long as the said total shall evidence a minimum of One Hundred Fifty Thousand and No/100 ($150,000.00) Dollars. If the transaction be an assignment or sub-letting, under either situation, a security deposit of two (2) months of the prior year's base rent as tenant's security shall be placed in accordance with the terms and conditions of Paragraph 22 set forth in this Lease.

        THIRTY-EIGHTH: In reference to the leased premises referred to on the top of the first page of this Lease, the same shall be modified to contain the additional language as follows:

        "Together with use in common with other tenants of the building of the parking lot which services said building and use of the portion of the parking lot servicing the Allwood Branch of the Clifton Public Library pursuant to a certain agreement dated October 1, 1984, entered into by and between Allwood Theatre, Inc. and the Board of Trustees of the Free Public Library, a copy of which is attached hereto and made a part hereof. Tenant shall be liable to maintain all insurance as required by said agreement of October 1, 1984, and further shall be obligated to carry out all of the terms and provisions of said lease agreement."

        THIRTY-NINTH: In reference to the payment of rent referred to on the first page of this Lease to which this is a Rider, the first monthly rental shall commence as of March 15, 1987, at which time fifty (50%) per cent of rental due for the month of March shall be paid; full monthly payments shall commence April 1, 1987 in accordance with the terms and provisions of this Lease and the final monthly rental due in January of 2007 shall be also prorated to be fifty (50%) per cent of the rental as shall be due for the month of January, 2007.

        FORTIETH: In reference to Paragraph Second of the Lease to which this is a Rider, the same shall have appended to it the following language:

        "It is represented that the primary purpose of the Tenant is the operation of a motion picture theatre. However, it shall be permited to also participate in normal merchandising found typically in theatres such as the sale of records, tapes, tee-shirts, posters related to movies, and also the operation of electric games subject to local ordinances. The Tenant shall also be permitted to operate a food and drink concession or to contract with others for the purpose of operating said food or drink concession."

        FORTY-FIRST: As to Paragraph Eleventh of the Lease which deals with fire loss, the same shall be modified to have the following additional language added to it:

        "In the event the premises shall be so damaged that the Landlord shall have the option not to rebuild or reconstruct said theatre, then and in that event, the Landlord shall reimburse to the Tenant a sum which shall be as follows:

               `If within the first twelve (12) months of the execution of this Lease, the Landlord shall reimburse to the Tenant a sum equal to seventy-five (75%) per cent of Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars, and for each year thereafter the amount to be paid to the Tenant shall be reduced by one-twentieth

               (1/20th) so that after twenty (20) years no monies would have to be reimbursed to the said Tenant.' "

        FORTY-SECOND: As to Paragraph Thirteenth of said Lease, the same shall be modified to provide:

        "which consent shall not be unreasonably withheld, and the Tenant shall be obligated to comply with all of the rules, regulations and ordinances of the City of Clifton, and any other governmental agency which relates to signage on said premises. The Tenant shall be permitted to erect such sign as shall be in compliance with the ordinances, regulations and other requirements of the City of Clifton."

        FORTY-THIRD: As to Paragraph Fourteenth of said Lease, the same shall be modified to contain the following provision:

        "The Landlord agrees to seek from the holder of any mortgages on the premises an attornment which would permit the Tenant to remain on the premises even after default of the Landlord as long as the Tenant shall comply with all of the terms and provisions of this Lease and not be in default in reference to any obligations contained herein."

        FORTY-FOURTH: As to Paragraph Seventeenth of said Lease, the same shall contain the following additional provision:

        "The Tenant shall not be deemed in default in reference to such covenants or requirements as long as correction is commenced within a reasonable time after the tenant has received notification from the Landlord of any such violation and said corrections are completed within a reasonable time after they are commenced."

        FORTY-FIFTH: As to Paragraph Eighteenth of said Lease, the same shall be modified to require:

        "All notifications required either to Landlord or Tenant shall be forwarded as follows:

               As to the Landlord: c/o Jersey Management, 1005 Clifton Avenue, Clifton, N.J. 07013 or such other address as shall be communicated to the Tenant in writing.

               As to the Tenant: c/o John Nelson, 322 Center Grove Road, Randolph, N.J. 07869 or such other address as shall be communicated to the Landlord in writing."

        FORTY-SIXTH: As to Paragraph Twenty-first of said Lease agreement, the same shall be modified to provide as follows:

        "In the event the premises shall be condemned as provided in Paragraph Twenty-first, the Landlord shall reimburse to the Tenant, if such condemnation occurs within the first twelve (12) months of the execution of this Lease, seventy-five (75%) per cent of Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars being the agreed value of the improvements, betterments and personalty added to the premises by the Tenant at the commencement of this Lease, and for each year thereafter, said amount shall be reduced by one-twentieth (1/20th) so that at the expiration of twenty (20) years, no such further amount would be required to be paid by the Landlord to the Tenant."

        FORTY-SEVENTH: The Tenant shall be obligated to make certain renovations and improvements to the premises, including the installation of additional fixtures and equipment so that the same can be and shall be operated as a quad or four-plex movie theatre. Any and all equipment, fixtures and personalty placed on the premises shall, upon their being placed on the premises, become the property of the Landlord. Any and all such fixtures, equipment and personalty shall be free and clear of any liens or encumbrances and title shall immediately be turned over to the Landlord as of the date the same are delivered to the premises. UCC documents, including Financing Statements, shall be executed by the Tenant and Landlord and filed upon the execution of this Agreement, evidencing the ownership by the Landlord of all fixtures, equipment and personalty located in the premises, whether existing at this time, or any replacements, accessions or modifications or repairs of same. A list of the initial equipment on the premises is attached hereto and made a part hereof.



        FORTY-EIGHTH: The Landlord agrees to have a new roof placed on the premises, and any warranties or guarantees received from the roofing company shall be transferred to the benefit of the Tenant, who shall then be obligated as provided for herein to repair and maintain said roof for the term of this Lease. The Landlord further agrees to install a new heating and air-conditioning system (Landlord can utilize existing duct system) in the premise and upon completion of such renovations or installation of the new system, the Tenant shall become obligated to maintain and repair said system for the term of this Lease. Separate heating, ventilating and air-conditioning system_ with separate thermostats, shall be installed for each of the four (4) theatres. Any warranties or guarantees received by the Landlord shall be turned over to the Tenant for its benefit. The requirements of this paragraph reflect the only obligations of the Landlord.

        FORTY-NINTH: The Tenant agrees to accomplish, before the grand opening of the theatre, but no later than March 15, 1987, the following work in accordance with the local codes and requirements of the City of Clifton, and State of New Jersey; all work to be fully in compliance with said requirements and the Tenant shall be obligated to obtain a Certificate of Occupancy from the local municipality; said work shall include the following:

               A.     All new or reconditioned seats.

               B. Construction of four (4) separate auditoriums and projection and sound systems so that the premises shall consist of four (4) movie theatres.

               C.     New carpeting throughout theatres.

               D. Painting or wall covering on all walls in the entire premises.

               E.     Repair or replacement of all ceilings, where necessary.

               F.     Either the redecoration or replacement of all bathrooms.

               G.     Both the inner and outer lobbies shall be redecorated.

               H.     The ticket booth shall be renovated and redecorated.

        FIFTIETH: In reference to that work provided for in Paragraph Forty-Ninth immediately above, all plans, specifications and drawings shall be submitted to the Landlord on or before December 1, 1986 for its approval. The Landlord shall not unreasonably withhold its consent to the approval of the plans, specifications and drawings as submitted. The Tenant agrees that it will spend a minimum of Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars in reference to the work to be performed as referred to above, and the installation of fixtures, equipment and personalty in the premises. As indicated, said fixtures, equipment and personalty shall become the property of the Landlord and shall be free and clear of any and all liens as of the date it is delivered to the leased premises. The Tenant shall deposit with George L. Garrison, Esq., as Escrow Agent, the total sum of Fifty Thousand and No/100 ($50,000.00) Dollars, which will be used for the purposes of making payment for the final Fifty Thousand and No/100 ($50,000.00) Dollars required to be paid to complete that work required to be accomplished by the Tenant. Said funds shall be placed in an interest-bearing account, with the interest for the benefit of the Tenant. All payments and distributions from said escrow account shall be made at the direction of the Landlord. All bills and contracts shall be submitted to the Landlord and all invoicing which is to be paid by said escrow funds are to be submitted to the Landlord for its approval so that the same can then be paid by George L. Garrison, Escrow Agent at the direction of the Landlord. George L. Garrison shall incur no obligations or liabilities in reference to the handling of said escrow fund, as long as he complies with the directions received from the Landlord. If the Tenant shall make payment for all invoicing without the necessity of using the Fifty Thousand and No/100 ($50,000.00) Dollars being held in escrow, and the same is submitted to the Landlord and approved, then the balance in said escrow account, after the work has all been completed and approved by the Landlord, shall be turned over to the Tenant, together with all undistributed interest. The Tenant agrees to pay at the time of the signing of this Lease, an initial contribution of Five Thousand and No/100 ($5,000.00) Dollars towards this escrow fund, a further sum of Twenty Thousand and No/100 ($20,000.00) Dollars on November 11, 1986, and a final payment of Twenty-Five Thousand and No/100 ($25,000.00) Dollars on January 15, 1987. If the work is not completed in accordance with the plans and specifications as submitted to the Landlord and approved by it, then any monies left in said escrow account shall be deemed liquidated damages to be utilized by the Landlord as it shall deem appropriate. No liens shall be incurred nor permitted to be incurred in reference to the work to be performed by the Tenant. If any liens are placed upon the premises, or if any notices of intention are filed against the premises relating to the work to be performed by the Tenant, the same must be removed by action of the Tenant within ten (10) days of notification by the Landlord, or appropriate bonds or cash security placed to secure the Landlord as to the payment and removal of said liens or notices of intention. For failure of same, the Tenant shall be deemed in default under the terms and provisions of this Lease.

        FIFTY-FIRST: Attached hereto is a list of equipment which was located in the premises at the time the same were leased to the prior Tenant. Said equipment or replacements thereto shall be and remain the property of the Landlord, but can be utilized by the Tenant in its operations. In the event the Tenant is to repair, replace or improve any such equipment, the same shall continue to remain the sole property and assets of the Landlord.

        FIFTY-SECOND: The Landlord represents that the tenancy of the prior theatre operator has been terminated, and that the only lien on the premises including the fixtures and equipment, relate to the lien of the first mortgage holder.

        FIFTY-THIRD: The Tenant is to prepare appropriate and complete plans and specifications and drawings in accordance with the requirements of the City of Clifton for the purpose of obtaining a Building Permit from the City of Clifton to convert the premises to a four-plex or quad movie theatre. All such plans, specifications and drawings are to be delivered to the Landlord on or before December 1, 1986. Such plans, specifications and drawings are subject to the Landlord's approval. The Landlord agrees to participate and assist the Tenant in obtaining a Building Permit from the City of Clifton. Any and all costs incurred in obtaining said Building Permit shall be the sole responsibility of the Tenant. Under no circumstances, shall the plans, specifications or drawings reflect nor shall the premises contain any more seats for theatre occupancy than those which were in existence as of the date this Lease was executed. If a Building Permit is not obtained from the City of Clifton on or before January 15, 1987, the time for obtaining said Building Permit shall be extended for a period of sixty (60) days at the sole option of the Landlord so that the Landlord can continue to assist the Tenant in obtaining said Building Permit, as long as an application is pending and the same is being pursued diligently by the Landlord, the Tenant and the Tenant's agents and experts. If the Tenant does not supply appropriate plans, specifications and drawings as required by the City of Clifton or its ordinances, for the obtaining of a Building Permit on or before December 1, 1986, then the contingencies contained in this provision shall be waived and the Tenant shall be bound by this Lease without consideration as to whether or not its able to obtain a Building Permit to be able to convert the premises to a quad or four-plex movie theatre.

                                         96 MARKET ASSOCIATES, Landlord

                                         By /s/ Walter F. Calligaro
                                            ------------------------------
                                            WALTER F. CALLIGARO, Partner

                                         ALLWOOD CLIFTON CINEMA, INC.

                                         By
                                            ------------------------------
                                            /s/ JOHN NELSON, PRES.

Dated:  November 5, 1986

                          LEASE MODIFICATION AGREEMENT

        This Agreement made by and between 96 Market Associates, a partnership, c/o Jersey Management Co., Inc., 1005 Clifton Avenue, Clifton, New Jersey 07013 (hereinafter referred to as "Landlord") and Allwood Clifton Cinema, Inc., 322 Center Grove Road, Randolph, New Jersey 07869 (hereinafter referred to as "Tenant").
                              W I T N E S S E T H:

        WHEREAS, the parties hereto have entered into a Lease Agreement dated November 5, 1986 ("Lease") for the lease of certain premises located at 96 Market Street, Clifton, New Jersey 07012; and

        WHEREAS, the Lease provided for modifying the interior to provide for four theaters; and

        WHEREAS, the Tenant desires to add two additional theaters to the premises for a total of six theaters; and

        WHEREAS, Landlord is agreeable to permit the addition of the two additional theaters upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and the sum of One ($1.00) Dollar, receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. The Lease Agreement is hereby modified to provide that Tenant may make any and all interior alterations to the building as may be necessary to create six individual movie viewing theaters within the premises. Tenant shall be responsible for securing any and all approvals and permits and shall make all alterations at its sole cost and expense. Landlord hereby agrees to cooperate as may be necessary in securing approvals for the additional theaters.

        Prior to the submission of the plans for a building permit, Tenant hereby agrees to submit the plans to the Landlord for the Landlord's approval which approval shall not be unreasonably withheld by the Landlord. Tenant agrees that all work will be made in a good workmanship like manner with suitable materials. Furthermore, the Tenant agrees that the alterations will be completed in accordance with all applicable governmental codes, laws, rules and regulations. All improvements and fixtures installed as part of the renovation will be and become the property of the Landlord immediately upon its installation. As part of the work to be completed, Tenant shall replace all existing seats in the theater with either new seats or reconditioned used seats.

        2. Tax Increase. In the event that the subject property is subject to a tax increase imposed by the City of Clifton as a result of the additional two theaters, Tenant agrees to pay 100% of any such tax increase that is directly attributable to the additional assessment as a result of these two additional theaters. Furthermore, in the event that the subject property is reassessed, Tenant's obligation to pay a percentage of the increased real estate taxes over the 1986 base year as set forth in the lease shall be determined as follows:

          76% of the assessment on            100% of added assessment
          existing structure for the     +    for additional
          1986 base year                              two theaters
          ------------------------------------------------------------------
          Assessment on existing         +    100% of added assessment
          building for 1986 base year         for additional two theaters

        New Percentage of Real Estate Tax Obligation

        Tenant shall only be responsible to pay this new percentage multiplied by the tax increase over the original base year as set forth in the lease and shall in no way be obligated to pay any portion of the base year taxes. The new percentage shall then be applied to the increase of the real estate taxes on the entire land and building of which the demised premises are a part for the current year less the taxes on the entire parcel for the 1986 base year. Tenant shall not be obligated to pay for any increase in real estate taxes that result from improvements or additions made to other parts of the building other than the portion that the tenant is renting. In the event that improvements or additions are made to any other parts of the building then the denominator in the above fraction shall be increased by an amount equal to any increase in the tax assessment attributable to such improvements or additions made in these other parts of the building. The New Percentage would then accordingly be adjusted to reflect the change. Landlord represents that the subject property is currently assessed at the same value as in the 1986 base year.

        3. Sub-lettor or Assignment. Paragraph 37 of the original Lease is hereby modified replacing the sum of $150,000 with $250,000 as the minimum net worth of a sub-tenant or assignee.

               Notwithstanding anything contained herein to the contrary, Tenant hereby agrees that in the event that Tenant sells or assigns its rights in the Lease within five (5) years of receiving a Certificate of Occupancy for the additional two theaters, Landlord will require an security deposit in addition to the deposit to be held pursuant to Paragraph 37 of the Lease to be held by the Landlord on the following basis:

                       (a) the period ending on the first anniversary of the receipt of the Certificate of Occupancy - $50,000.00 total.

                       (b) for the period ending on the second anniversary of the receipt of the Certificate of Occupancy - $40,000.00 total.

                       (c) for the period ending on the third anniversary of the receipt of the Certificate of Occupancy - $30,000.00 total.

                       (d) for the period ending on the fourth anniversary of the receipt of the Certificate of Occupancy - $20,000.00 total.

                       (e) for the period ending on the fifth anniversary of the receipt of the Certificate of Occupancy - $10,000.00 total.

                       (f) fter five (5) years no security deposit will be required of a sub-tenant or sub-lessee.

               Any sub-tenant or sub-lessee may give the Landlord a letter of credit in lieu of a cash security deposit for any of the above referenced amounts. At the end of five (5) years after the date that a certificate of occupancy is received for the additional two theaters, there will be no further requirement to furnish the security deposit or a letter of credit as the case may be with the Landlord. In the event that the security deposit is furnished to the Landlord in accordance with the above schedule the Landlord will refund to such sub-tenant or sub-lessee the sum of $10,000.00 per year so that at the end of five (5) years after the date which the Tenant receives a certificate of occupancy on the additional two theaters, any sub-tenant would have refunded to it the entire security previously furnished to the Landlord. Under no circumstances will a security deposit or letter of credit be required of the Tenant herein, except as provided by paragraph 37 of the lease.

               All other terms of paragraph 37 shall remain in full force and effect.

        4. No Increase in Rent. The rent as set forth in the Lease remains intact and all other terms of the Lease Agreement not specifically changed by the terms of this Modification Agreement shall remain in full force and effect.

        5. Payment of Legal Fees. The Tenant agrees to reimburse the Landlord for all legal fees necessary in the review of this within document. The parties hereby acknowledge that the Landlord's attorney, Frank Carlet, is billing the Landlord at the rate of $210.00 per hour.

        6. Theater Passes. During the term of the lease, Tenant further agrees that it shall deliver to the Landlord at the beginning of each calendar year four (4) theater passes. Each of the four (4) passes will permit the admittance of four (4) individuals to the theater during all regularly scheduled motion picture performances for that calendar year. These passes, which shall only be good for twelve (12) months from the date of issuance, may be distributed at the discretion of the Landlord; however, once distributed shall be non-transferable to any other individuals. These passes shall not be valid during any engagement of a motion picture advertised as a "no pass engagement". Landlord's right to receive theater passes as set forth in this provision shall terminate at the disposition of an interest in 96 Market Street Associates by the below mentioned individuals or by the death of the below mentioned individuals:

        (a)    Walter Calligaro;
        (b)    Thomas Cupo;
        (c)    Leon Gotleib; and
        (d)    Morris Diamond.

        This right to receive passes shall also terminate in the event there is a partial or complete assignment or disposition of either the partnership interest of 96 Market Street Associates or the sale of the subject property by 96 Market Street Associates to any other party.

        The passes although otherwise non-transferable may be used by the children of the individuals listed in (a) through (d) above as long as the individuals listed in (a) through (d) have a right to use the passes. In the event that the passes are used by the children of the individuals listed in (a) through (d) above, the passes shall then only admit two (2) individuals per pass.

        7.     Successors and Assigns.

               Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

        8.     Waivers.

               No waiver of any breach of this Agreement or of any of the terms thereof shall be effective unless such waiver is in writing and signed by the party against whom it is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

        9.     Severability.

               If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        10.    Limitation on Rights of Others.

               Nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the parties any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

        11.    Headings.

               Paragraph headings herein are inserted for convenience only and are not to be considered in the construction or interpretation of any provision hereof.

        12.    Governing Law.

               This Agreement shall be construed according to and governed by the laws of the State of New Jersey.

        13.    Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this LEASE MODIFICATION AGREEMENT to be duly executed as of the 10th day of October, 1989.

WITNESS:                                  96 MARKET ASSOCIATES, a partnership

__________________________                By: _______________________________

ATTEST:                                   ALLWOOD CLIFTON CINEMA, INC.

__________________________                ___________________________________

                      RIDER TO LEASE MODIFICATION AGREEMENT
                        BETWEEN 96 MARKET ASSOCIATES AND
                          ALLWOOD CLIFTON CINEMA, INC.

        Section 2 following is substituted in place of Section 2 as contained in the Lease Modification Agreement.

        2.     Tax Increase.

        In the event the interior alterations described in Section 1 above results in an added or increased assessment being imposed on the subject property, the Tenant shall pay 100% of all taxes resulting from said added or increased assessment. In the event the property is revalued or reassessed and an entirely new assessment is imposed thereon, the Tenant's obligation to pay a percentage of taxes shall be determined as follows:

        (a) The ratio between the increased or added assessment and the existing assessment resulting from the interior renovations (if any) shall be determined and the percentage of such increase established.



        (b) In the event of a revaluation or reassessment, the Tenant shall pay in total a percentage of the taxes resulting therefrom equal to the percentage of increase in the total assessment resulting from the interior alterations.

        By way of example, if the current assessment is $900,000.00 and an added or increased assessment is $100,000.00, the percentage of increase will be 11.11%.

        (c) The Tenant will then pay 76% of the difference between the 1986 base year taxes as set forth in the Lease to which this is a modification and the amount of taxes remaining after payment of the taxes resulting from the interior alterations.
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        The Tenant shall not be obligated to pay for any increase in real estate taxes which result from added or increased assessments imposed because of improvements or additions made to other parts of the building of which the leased premises are a part. In the event that any added or increased assessment results from improvements of other parts of the building and in the event of a revaluation or reassessment, the percentage thereof to the current assessment shall be determined in the same way as set forth above for determination of the Tenant's obligation to pay taxes in the event of revaluation or reassessment, and an amount of taxes in that percentage shall be deducted from the total taxes before calculating the Tenant's share thereof.

        Landlord represents that the subject property is currently assessed at the same assessment as in the 1986 base year.